SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250 Las Vegas, Nevada	89134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

CardioVascular BioTherapeutics, Inc. (the “Company”) entered into clinical development agreements with ProDerm, LP, a limited partnership (“ProDerm”) on July 8, 2008 and Cardio Derma Clinical Partners, LP, a limited partnership (“Cardio Derma”) on July 10, 2008.

Dr. H. Christopher Moore acting as sponsor and manager of the general partner of ProDerm entered into a development agreement with the Company (“ProDerm Development Agreement”) dated July 8, 2008 to fund a minimum of $1,000,000 and up to an additional $9,000,000 of the clinical development for the Company’s wound healing drug candidate. All rights, title and interest to the data, know-how and enhancements of the wound healing drug candidate and any other intellectual property resulting from the development shall be the exclusive property of ProDerm to the extent the Company has the right to transfer, which shall vest title in such intellectual property back to the Company upon termination of the agreement. A copy of the ProDerm Development Agreement, ProDerm Technology Agreement dated July 8, 2008 and ProDerm Sponsor Agreement dated April 22, 2008 are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively.

Philip Frey Jr. acting as sponsor and trustee of the general partner of Cardio Derma entered into a development agreement with the Company (“Cardio Derma Development Agreement”) dated July 10, 2008 to fund a minimum of $1,000,000 and up to $5,000,000 of the clinical development for the Company’s wound healing drug candidate. All rights, title and interest to the data, know-how and enhancements of the wound healing drug candidate and any other intellectual property resulting from the development shall be the exclusive property of Cardio Derma to the extent the Company has the right to transfer, which shall vest title in such intellectual property back to the Company upon termination of the agreement. A copy of the Cardio Derma Development Agreement, Cardio Derma Technology Agreement dated July 10, 2008 and Cardio Derma Sponsor Agreement dated July 10, 2008 are attached hereto as Exhibits 10.4, 10.5, and 10.6, respectively. This Sponsor Agreement amends and revises certain dates in the initial sponsorship agreement referenced in the Company’s press release on April 24, 2008 with all other deal points remaining the same.

Item 3.02	Unregistered Sales of Equity Securities

Cardio Derma will be granted and will receive a five (5) year warrant to buy 500,000 shares of the Company’s common stock for $1.00 per share for its original $1,000,000 clinical contract. For any additional monies received above $1,000,000, Cardio Derma shall receive an additional five (5) year warrant for 50,000 common shares with an exercise price of $1.00 for each additional $100,000 contracted for and paid to the Company before August 15, 2008.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	ProDerm Development Agreement dated July 8, 2008.
10.2	ProDerm Technology Agreement dated July 8, 2008.
10.3	ProDerm Sponsor Agreement dated April 22, 2008.
10.4	Cardio Derma Development Agreement dated July 10, 2008.
10.5	Cardio Derma Technology Agreement dated July 10, 2008.
10.6	Cardio Derma Sponsor Agreement dated July 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: July 17, 2008	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	ProDerm Development Agreement dated July 8, 2008.
10.2	ProDerm Technology Agreement dated July 8, 2008.
10.3	ProDerm Sponsor Agreement dated April 22, 2008.
10.4	Cardio Derma Development Agreement dated July 10, 2008.
10.5	Cardio Derma Technology Agreement dated July 10, 2008.
10.6	Cardio Derma Sponsor Agreement dated July 10, 2008.